UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 28, 2016

EPIQ SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

Missouri	001-36633	48-1056429
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

501 Kansas Avenue Kansas City, Kansas	66105
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (913) 621-9500

Not applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendments to Executive Management Performance Plans

On January 28, 2016, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Epiq Systems, Inc. (the “Company”) amended and restated the Executive Management Qualified Executive Performance Plan (the “QEPP”) and the Executive Management Strategic Executive Incentive Plan (the “SEIP”), which were issued pursuant to and under the Epiq Systems, Inc. 2004 Incentive Equity Incentive Plan (as amended and restated, the “2004 Plan”) and are applicable to Company’s executive management. The QEPP as amended and restated no longer includes acquisitions and divestitures as performance objectives; these objectives were transferred to the SEIP. In addition, the QEPP and the SEIP now include the Chief Legal Officer as a member of the Company’s executive management.

Pursuant to the QEPP, the Compensation Committee passed a resolution setting the performance criteria for fiscal year 2016, which criteria are operating revenue and adjusted earnings per share for short-term awards and adjusted EBITDA and cash from operations for long-term awards.

Copies of the QEPP and the SEIP, as amended and restated, are attached as Exhibits 10.1 and 10.2 hereto and incorporated by reference herein. The above description of the QEPP and the SEIP does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Contingent Restricted Stock Grants

On January 28, 2016, pursuant to the QEPP, the Compensation Committee approved the grants of restricted stock awards listed in the table below for the Company’s named executive officers for fiscal year 2016. These awards are contingent upon the approval by the Company’s stockholders of an amendment and restatement of the 2004 Plan. The Company is planning to submit for stockholder approval at the annual meeting of stockholders for 2016, an amendment and restatement of the 2004 Plan in order to, among other things, increase the amount of shares of common stock available for awards. If approval is not obtained, the contingent awards will automatically convert to their cash equivalent as of the date of grant.

	Time Vesting Restricted Stock Awards	Performance Vesting Restricted Stock Awards
Name and Position	Shares	Shares
Tom W. Olofson, Chief Executive Officer	66,382	132,765
Brad D. Scott, President and Chief Operating Officer	53,049	106,099
Karin-Joyce Tjon, Executive Vice President and Chief Financial Officer	17,021	34,042

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed as part of this report:

10.1	Executive Management Qualified Executive Performance Plan, as amended and restated on January 28, 2016.

10.2	Executive Management Strategic Executive Incentive Plan, as amended and restated on January 28, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2016

EPIQ SYSTEMS, INC.

By:	/s/ Tom W. Olofson
Name:	Tom W. Olofson
Title:	Chairman of the Board, Chief Executive Officer and Director

EXHIBIT INDEX

Exhibit Number	Description

10.1	Executive Management Qualified Executive Performance Plan, as amended and restated on January 28, 2016.

10.2	Executive Management Strategic Executive Incentive Plan, as amended and restated on January 28, 2016.